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                                                                    EXHIBIT 23.1



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference of our report dated June 15, 2001, included in this Comfort Systems USA, Inc. 401(k) Plan Annual Report on Form 11-K for the year ended December 31, 2000, into the previously filed Form S-8 Registration Statement File
No. 333-44356.




                                             ARTHUR ANDERSEN LLP


Houston, Texas
June 27, 2001